UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 14, 2024

Summit Materials, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500
Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
 Registrant’s Telephone Number, Including Area Code:  (303) 893-0012
 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company             ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  ☐

Item 2.02 Results of Operations and Financial Condition.

    On February 14, 2024, Summit Materials, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the fourth quarter and full year ended December 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

    The information in this Current Report on Form 8-K, including the information furnished under Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 hereto, is being furnished pursuant to Items 2.02 and 7.01 of Form 8-K, as applicable, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on January 12, 2024, the Company consummated its previously announced transaction with Argos North America Corp., a Delaware corporation (“Argos USA”), Cementos Argos S.A., a sociedad anónima incorporated in the Republic of Colombia (“Cementos Argos”), Argos SEM, LLC, a Delaware limited liability company (“Argos SEM”), and Valle Cement Investments, Inc., a sociedad anónima incorporated in the Republic of Panama (“Valle Cement” and, together with Argos SEM, the “Argos Parties”), pursuant to which the Company acquired all of the outstanding equity interests of Argos USA from the Argos Parties (the “Transaction”).

In Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, the Company is furnishing the following unaudited preliminary pro forma financial information, which gives effect to the Transaction as of December 30, 2023:

•unaudited preliminary pro forma condensed combined balance sheet as of December 30, 2023; and

•unaudited preliminary pro forma combined statement of operations for the twelve months ended December 30, 2023.

The unaudited preliminary pro forma financial information furnished herein has been presented for informational purposes and does not comply with the requirements Article 11 of Regulation S-X under the Securities Act (“Article 11”). In addition, the Company cautions that the Argos USA financial information included in the unaudited preliminary pro forma financial information is not a comprehensive statement of Argos USA’s financial results for such period and has not been audited or reviewed by Argos USA’s or the Company’s independent registered public accounting firms. Argos USA’s actual results may differ materially from this unaudited preliminary information. During the course of the preparation of Argos USA’s audited financial statements and related notes, additional adjustments to the unaudited preliminary financial information presented may be identified. Any such adjustments may be material. The Company expects to file audited Argos USA financial information and Article 11 pro forma information in a future Current Report on Form 8-K, and no assurance can be given that there will not be differences from the unaudited preliminary pro forma information furnished herewith or that such differences will not be material.

Item 9.01 Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Description

99.1	Press Release of Summit Materials, Inc. dated February 14, 2024.

99.2	Unaudited Preliminary Pro Forma Financial Information

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: February 14, 2024	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary